SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                         -------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                             February 5, 1999
                    (Date of earliest event reported)

                               MILACRON INC.
           (Exact name of registrant as specified in its charter)


      Delaware                       1-8485                      31-1062125
   (State or other                 (Commission                (I.R.S. Employer
   jurisdiction of                    File                     Identification
   incorporation)                    Number)                       Number)


                  4701 Marburg Avenue
                    Cincinnati, OH                                   45209
       (Address of principal executive offices)                    (Zip Code)


                               (513) 841-8100
            (Registrant's telephone number, including area code)


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Item 5. Other Events


          On February 5, 1999, the Board of Directors of Milacron Inc. (the "Company") approved a stockholder rights plan (the "Rights Plan") which is to take effect at the close of business on February 5, 1999.

          The following description of the Rights Plan is qualified in its entirety by reference to the Rights Agreement dated as of February 5, 1999 (incorporated herein by reference to Exhibits 1, 2 and 3 of the Registration Statement on Form 8-A of the Company filed with the Securities and Exchange Commission on the date hereof).

          The Rights Plan will be implemented by the issuance of one nonvoting preferred stock Purchase Right (a "Right") for each share of Common Stock, par value $1.00 per share, of the Company outstanding at the close of business on February 5, 1999, or issued thereafter until the Rights become exercisable. Each Right will entitle the holder in certain events to purchase one one-thousandth (1/1000) of a share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company, at an initial exercise price of $70.00. Each one one-thousandth of a share of Preferred



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Stock is entitled to vote and to participate in dividends and other distributions on an equivalent basis with one whole share of Common Stock.

          Initially, the Rights will be attached to the Common Stock and will not be exercisable. The Rights will become exercisable and separately transferable if any person or group becomes an "Acquiring Person" by acquiring more than 15% of the outstanding Common Stock or, if a tender offer for more than 15% of the outstanding Common Stock is announced or commenced. If any person becomes an Acquiring Person, the Rights will entitle all holders, other than the Acquiring Person, to purchase the Preferred Stock at a substantial discount to its market value. In addition, if a merger occurs with an Acquiring Person, holders of Rights (other than the Acquiring Person) will be able to purchase shares of the Acquiring Person at a substantial discount.

          The Rights are redeemable by the Board of Directors of the Company at a redemption price of $.01 per Right any time prior to the earlier of (a) such time as there shall be an Acquiring Person and (b) the expiration date of the Rights. The Rights will expire on the tenth anniversary of the effective date of the Rights Agreement, unless earlier redeemed.


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Item 7. Financial Statements


     c. Exhibits

          4 Rights Agreement dated as of February 5, 1999, between Milacron Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.


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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MILACRON INC.,



                                        by   /s/ Ronald D. Brown
                                          -------------------------------
                                          Name:  Ronald D. Brown
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


Date: February 5, 1999


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                               Exhibit Index

Exhibit No.                           Exhibit                      Page No.

   4                Rights Agreement dated as of
                    February 5, 1999, between
                    Milacron Inc. and ChaseMellon
                    Shareholder Services, L.L.C.,
                    as Right Agent (incorporated
                    herein by reference to
                    Exhibits 1, 2 and 3 of the
                    Registration Statement on Form
                    8-A of the Company filed with
                    the Securities and Exchange
                    Commission on the date
                    hereof).





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